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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



Date of report (Date of earliest event reported):             October 1, 1999



                          AFTERMARKET TECHNOLOGY CORP.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                    0-21803                95-4486486
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 (State or Other Jurisdiction of     (Commission           (I.R.S. Employer
 Incorporation or Organization)       File Number)        Identification No.)




One Oak Hill Center - Suite 400, Westmont, IL                         60559
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    (Address of Principal Executive Offices)                       (Zip Code)



Registrant's Telephone Number, Including Area Code:             (630) 455-6000
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                          AFTERMARKET TECHNOLOGY CORP.

                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 1, 1999, Aftermarket Technology Corp. ("Company") completed the acquisition (the "Acquisition") of substantially all the assets of All Transmission Parts, Inc. (the "Seller"), which remanufactures and distributes standard transmissions and transmission components to the independent aftermarket for use in post-warranty repair of passenger cars and light trucks. The acquired assets consisted of, among other things, equipment, inventory and receivables. The equipment and other physical property purchased in the Acquisition will continue to be used by the Company in substantially the same manner as used by the Seller prior to the Acquisition.

         The cash purchase price for the Acquisition was $32 million paid at closing. The purchase price was the result of arm's length negotiations between the Company and the Seller. The purchase price and related transaction expenses were paid by borrowing under the Company's revolving credit facility with The Chase Manhattan Bank.

         The Company expects to complete the acquisition of substantially all the assets of All Automatic Transmission Parts, Inc., which is affiliated with the Seller, on or before December 1, 1999 for a cash purchase price of $8 million, which also will be paid by borrowing under the Company's revolving credit facility. All Automatic distributes automatic transmission components to the independent aftermarket for use in post-warranty repair of passenger cars and light trucks.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The required financial statements will be filed by amendment to this Report on Form 8-K not later than December 29, 1999.

                (b) PRO FORMA FINANCIAL INFORMATION. The required pro forma financial information will be filed by amendment to this Report on Form 8-K not later than December 29, 1999.

                (c) EXHIBITS. The following exhibits are filed as part of this Report on Form 8-K:

         10.1 Asset Purchase Agreement, dated as of October 1, 1999, by and among All Transmission Parts, Inc., All Automatic Transmission Parts, Inc., David E. Helm, Barry C. Helm, Aftermarket Technology Corp. and ATC Distribution Group, Inc.

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                          AFTERMARKET TECHNOLOGY CORP.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AFTERMARKET TECHNOLOGY CORP.

Dated:  October 5, 1999

                                           By:   /s/Joseph Salamunovich
                                              ---------------------------------
                                                 Joseph Salamunovich
                                                 Vice President

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